UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2015

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On December 6, and December 7, 2015, TG Therapeutics, Inc. issued press releases announcing certain data regarding its clinical studies of TG-1101 in combination with TGR-1202, TGR-1202 in combination with obinutuzumab, TGR-1202 as a single agent, and a pre-clinical data presentation on the combination of TGR-1202 and proteasome inhibitors, respectively. Copies of the press releases are being filed as Exhibits 99.1, 99.2 and 99.3 and incorporated in this Item by reference.

Item 9.01 Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press Release, dated December 6, 2015.

99.2	Press Release, dated December 7, 2015.

99.3	Press Release, dated December 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.

(Registrant)

Date: December 7, 2015

By:  /s/ Sean A. Power__________

Sean A. Power

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated December 6, 2015.

99.2	Press Release, dated December 7, 2015.

99.3	Press Release, dated December 7, 2015.